Exhibit 10.2
First Amendment
to
Securities Purchase Agreement

This First Amendment (this “Amendment”) to the Purchase Agreement (as defined below), is entered into as of August __, 2011, by and among Harbinger Group Inc., Delaware corporation (the “Company”), Quantum Partners LP (the “Soros  Purchaser”), DDJ High Yield Fund, an entity organized under the laws of the Province of Ontario, Canada, General Motors Hourly-Rate Employes Pension Trust – 7N1H, a trust maintained by General Motors Corporation, a Delaware corporation, General Motors Salaried Employes Pension Trust – 7N1I, a trust maintained by General Motors Corporation, Stichting Pensioenfonds Hoogovens, a Dutch pension plan regulated by the Dutch Central Bank, Caterpillar Inc. Master Retirement Trust, a trust maintained by Caterpillar, Inc., a Delaware corporation, J.C. Penney Corporation, Inc. Pension Plan Trust, a trust maintained by J.C. Penney Corporation, Inc., a Delaware corporation, Stichting Bewaarder Interpolis Pensioenen Global High Yield Pool, a Dutch tax transparent pool of assets, Stichting Pensioenfonds voor Fysiotherapeuten, a Dutch pension plan regulated by the Dutch Central Bank, Houston Municipal Employees Pension System, a pension plan organized pursuant to Texas government code, UAW Retiree Medical Benefits Trust, a trust consisting of three separate employees' beneficiary associations, DDJ Distressed and Special Situations Fund, L.P., a Delaware limited partnership, Russell Investment Company - Russell Global Opportunistic Credit Fund, a Massachusetts business trust, DDJ Capital Management Group Trust - High Yield Investment Fund, a trust maintained by The Bank of New York Mellon, a New York State chartered bank, as trustee (collectively, the “DDJ Purchasers”), JHL Capital Group Master Fund L.P. (the “JHL Purchaser”), Luxor Capital Partners, LP, a Delaware limited partnership, Luxor Wavefront, LP, a Delaware limited partnership, Luxor Capital Partners Offshore Fund, LP, aCayman Islands limited partnership, OC 19 Master Fund, L.P. - LCG, a Cayman Islands limited partnership, and GAM Equity Six Inc., a British Virgin Islands company (collectively, the “Luxor Purchasers”).  Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings ascribed to them in the Purchase Agreement.

WHEREAS, the parties hereto (other than the Luxor Purchasers) entered into that certain Securities Purchase Agreement, dated as of August 1, 2011 (the “Purchase Agreement”); and

WHEREAS, in order for the Luxor Purchasers to be joined as Purchasers under the Purchase Agreement, the parties hereto wish to amend certain provisions of the Purchase Agreement and agree that all other terms and conditions of the Purchase Agreement otherwise remain unchanged except as expressly set forth herein.

NOW THEREFORE, the Purchase Agreement is amended as follows:

1.           The third recital in the Purchase Agreement is hereby amended and restated in their entirety as follows:

WHEREAS, the Company has authorized the issuance and sale of 120,000 shares of Series A-2 Participating Convertible Preferred Stock, par value $0.01 per share, of the Company (the “Convertible Preferred Stock”), the rights, preferences and privileges of which are to be set forth in a Certificate of Designation, in the form attached hereto as Exhibit A (the “Certificate of Designation”), which shares of Convertible Preferred Stock shall be convertible into authorized but unissued shares of Common Stock (as defined below);

2.           The following definitions set forth in Section 1 of the Purchase Agreement are hereby amended and restated in their entirety as follows:

“Purchasers” means, collectively, the Soros Purchaser, the DDJ Purchasers, the JHL Purchaser and the Luxor Purchasers.

3.           Section 1 of the Purchase Agreement is hereby amended to add the following definition:

“Luxor Purchasers” shall mean, collectively, Luxor Capital Partners, LP, a Delaware limited partnership, Luxor Wavefront, LP, a Delaware limited partnership, Luxor Capital Partners Offshore Fund, LP, aCayman Islands limited partnership, OC 19 Master Fund, L.P. - LCG, a Cayman Islands limited partnership, and GAM Equity Six Inc., a British Virgin Islands company.

4.          New subsection (e) is hereby added to Section 12.3 of the Purchase Agreement as follows:

(e)           if to the Luxor Purchasers, to:

Luxor Capital Group, LP
1114 Avenue of the Americas, 29th Floor
New York, NY 10036
Attn: Operations Group
Fax: (212) 763-8001

5.           Annex A of the Purchase Agreement is hereby amended and restated in its entirety as set forth on Exhibit A hereto.

6.           Each of the Luxor Purchasers agrees that upon execution of this Amendment, such Luxor Purchaser shall become a party to the Purchase Agreement and shall be fully bound by, and subject to, all of the repsresentations, warranties, covenants, terms and conditions of the Purchase Agreement as though an original party thereto and shall be deemed a Purchaser for all purposes thereof and entitled to all the rights incidental thereto.

7.           Except as expressly amended herein, all provisions of the Purchase Agreement shall remain in full force and effect.

2

8.           This Amendment shall be governed by and construed in accordance with the laws of the State of New York, regardless of the laws that might otherwise govern under applicable principles of conflicts of law thereof.

9.           This Amendment may be signed in any number of counterparts each of which shall be an original and all of which shall together constitute one and the same agreement. Any counterpart or other signature hereupon delivered by facsimile shall be deemed for all purposes as constituting good and valid execution and delivery of this Amendment by such party.

[Signature Pages Follow]

3

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

COMPANY:

HARBINGER GROUP INC.

By:
Name:
Title:

[Signature Page to First Amendment to the Purchase Agreement]

QUANTUM PARTNERS LP

By:
Name:
Title:

[Signature Page to First Amendment to the Purchase Agreement]

JHL CAPITAL GROUP MASTER FUND L.P.

By:
Name:
Title:

[Signature Page to First Amendment to the Purchase Agreement]

Caterpillar Inc. Master Retirement Trust
By: DDJ Capital Management, LLC, on behalf of Caterpillar Inc. Master Retirement Trust, in its capacity as investment manager

By:
Name:
Title:

DDJ Capital Management Group Trust – High Yield Investment Fund
By: DDJ Capital Management, LLC, in its capacity as Investment Manager

By:
Name: David J. Breazzano
Title: President

DDJ High Yield Fund
By: DDJ Capital Management, LLC, its attorney-in-fact

By:
Name:
Title:

[Signature Page to First Amendment to the Purchase Agreement]

General Motors Hourly-Rate Employes Pension Trust – 7N1H
By: State Street Bank and Trust Company, solely in its capacity as Trustee for General Motors Hourly-Rate Employes Pension Trust (Account 7N1H), and not in its individual capacity, as directed by DDJ Capital Management, LLC, as Investment Manager

By:
Name:
Title:

General Motors Salaried Employes Pension Trust – 7N1I
By: State Street Bank and Trust Company, solely in its capacity as Trustee for General Motors Salaried Employes Pension Trust (Account 7N1I), and not in its individual capacity, as directed by DDJ Capital Management, LLC, as Investment Manager

By:
Name:
Title:

Houston Municipal Employees Pension System
By: DDJ Capital Management, LLC, in its capacity as Manager

By:
Name:
Title:

[Signature Page to First Amendment to the Purchase Agreement]

J.C. Penney Corporation, Inc. Pension Plan Trust
By: DDJ Capital Management, LLC, on behalf of J.C. Penney Corporation, Inc. Pension Plan Trust, in its capacity as investment manager

By:
Name:
Title:

Russell Investment Company - Russell Global Opportunistic Credit Fund
By: DDJ Capital Management, LLC, in its capacity as Money Manager

By:
Name:
Title:

Stichting Bewaarder Interpolis Pensioenen Global High Yield Pool
By: Syntrus Achmea Asset Management, as asset manager
By: DDJ Capital Management, LLC, as subadviser

By:
Name:
Title:

Stichting Pensioenfonds Hoogovens
By: DDJ Capital Management, LLC, on behalf of Stichting Pensioenfonds Hoogovens, in its capacity as Manager

By:
Name:
Title:

[Signature Page to First Amendment to the Purchase Agreement]

Stichting Pensioenfonds voor Fysiotherapeuten
By: DDJ Capital Management, LLC, in its capacity as investment manager

By:
Name:
Title:

UAW Retiree Medical Benefits Trust
By: State Street Bank and Trust company, solely in its capacity as Trustee for UAW Retiree Medical Benefits Trust, as directed by DDJ Capital Management, LLC, and not in its individual capacity

By:
Name:
Title:

DDJ Distressed and Special Situations Fund, L.P.
By: DDJ/GP Distressed and Special Situations, LLC, its General Partner
By: DDJ Capital Management, LLC, Manager

By:
Name:
Title:

[Signature Page to First Amendment to the Purchase Agreement]

LUXOR CAPITAL PARTNERS, LP

By:
Name:
Title:

LUXOR CAPITAL PARTNERS OFFSHORE MASTER FUND, LP

By:
Name:
Title:

LUXOR WAVEFRONT, LP

By:
Name:
Title:

GAM EQUITY SIX INC.

By:
Name:
Title:

OC 19 MASTER FUND, L.P. – LCG

By:
Name:
Title:

[Signature Page to First Amendment to the Purchase Agreement]

Exhibit A

Annex A

Shares and Purchasers

Purchaser	Shares	Share Purchase Price

Luxor Capital Partners, LP	14,384	$14,384,000.00

Luxor Capital Partners Offshore Master Fund, LP	22,263	$22,263,000.00

Luxor Wavefront, LP	5,159	$5,159,000.00

OC 19 Master Fund, LP	1,603	$1,603,000.00

GAM Equity Six, Inc.	1,591	$1,591,000.00

Quantum Partners LP	25,000	$25,000,000.00

DDJ High Yield Fund	250	$250,000.00

General Motors Hourly- Rate Employes Pension Trust – 7N1H	3,750	$3,750,000.00

General Motors Salaried Employes Pension Trust – 7N1I	2,000	$2,000,000.00

Stichting Pensioenfonds Hoogovens	1,250	$1,250,000.00

Caterpillar Inc. Master Retirement Trust	2,500	$2,500,000.00

Purchaser	Shares	Share Purchase Price

J.C. Penney Corporation, Inc. Pension Plan Trust	3,000	$3,000,000.00

Stichting Bewaarder Interpolis Pensioenen Global High Yield Pool	3,250	$3,250,000.00

Stichting Pensioenfonds voor Fysiotherapeuten	1,000	$1,000,000.00

Houston Municipal Employees Pension System	1,000	$1,000,000.00

UAW Retiree Medical Benefits Trust	3,750	$3,750,000.00

DDJ Distressed and Special Situations Fund, L.P.	1,000	$1,000,000.00

Russell Investment Company - Russell Global Opportunistic Credit Fund	2,000	$2,000,000.00

DDJ Capital Management Group Trust - High Yield Investment Fund	250	$250,000.00

JHL Capital Group Master Fund L.P.	25,000	$25,000,000.00

TOTAL:	120,000	$120,000,000.00